EXECUTION COPY











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                             STOCKHOLDER'S AGREEMENT

                                 By and Between

                        FRIEDE GOLDMAN INTERNATIONAL INC.

                                       and

                                  J.L. HOLLOWAY




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                             STOCKHOLDER'S AGREEMENT


         STOCKHOLDER'S AGREEMENT, dated as of June 1, 1999 (this "Agreement"), by and between FRIEDE GOLDMAN INTERNATIONAL INC., a Mississippi corporation (the "Company"), and J.L. HOLLOWAY (the "Stockholder").


                                 R E C I T A L S

         WHEREAS, the Stockholder is the record and beneficial owner of 9,919,977 shares of common stock, par value $0.01 per share, of the Company (the "Common Stock"), representing approximately 42% of all issued and outstanding shares of Common Stock;

         WHEREAS, concurrently with the execution and delivery of this Agreement, the Company is entering into an Agreement and Plan of Merger dated as of the date hereof (the "Merger Agreement") with Halter Marine Group, Inc., a Delaware corporation ("Halter Marine"), pursuant to which Halter Marine will be merged with and into the Company, and the shareholders of Halter Marine shall receive, in exchange for their shares of Halter Marine common stock, shares of Common Stock at the exchange ratio provided for in the Merger Agreement; and

         WHEREAS, the Merger Agreement further contemplates that the Company and the Stockholder shall enter into this Agreement which sets forth the understanding among the Company, the Stockholder and Halter Marine as to the matters set forth herein with respect to, among other things, the holding, acquisition and transfer of the Common Stock by the Stockholder and his Affiliates (as defined below) following consummation of the merger contemplated by the Merger Agreement;

         NOW, THEREFORE, in consideration of the premises and the mutual agreements and covenants hereinafter set forth, the parties hereto hereby agree as follows:

         SECTION 1. Certain Defined Terms. As used in this Agreement, the following terms shall have the following meanings:

         "Affiliate" shall have the meaning set forth in Rule 12b-2, as in effect on the date hereof, under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

         "beneficially own" shall have the meaning set forth in Rule 13d-3, as in effect on the date hereof, under the Exchange Act.

         "Board" shall mean the Board of Directors of the Company.


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                                        2

         "Business Day" shall mean any day that is not a Saturday, Sunday or United States federal holiday.

         "Columbus Rights Agreement" shall mean the Columbus Stockholder Rights Agreement dated as of December 7, 1998 between Columbus and American Stock Transfer and Trust Company or any amendment thereof.

         "Effective Time" shall mean the Effective Time as defined in the Merger Agreement.

         "Employee Plan" shall mean any equity incentive plan, agreement, bonus, award, stock purchase plan, stock option plan or other stock arrangement with respect to any directors, officers or other employees of the Company.

         "Group" shall have the meaning set forth in Rule 13d-5, as in effect on the date hereof, under the Exchange Act.

         "Person" shall mean any individual, partnership, firm, corporation, association, trust, unincorporated organization or other entity, as well as any syndicate or group that would be deemed to be a person under Section 13(d)(3) of the Exchange Act.

         "Required Board Approval" means approval of the Board by majority vote including the affirmative vote of at least one director originally nominated by Halter Marine.

         "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations thereunder.

         "Voting Stock" shall mean the Common Stock and any other security or securities the holders of which are entitled, other than solely by reason of events of default or the failure to pay dividends, to vote for the election of the members of the Board, and options and rights to acquire such securities and securities convertible into such securities, in each case now or hereafter outstanding.

         SECTION 2. Restrictions. The Stockholder covenants and agrees that during the term of this Agreement, without the prior written consent of the Company approved by two-thirds of the directors of the Company, the Stockholder and each of his Affiliates shall not, directly or indirectly, alone or through or with others:

         (a) except as provided in Section 3 hereof, acquire, announce an intention to acquire, offer to acquire, or enter into any agreement, arrangement or undertaking of any kind the purpose of which is to acquire, by purchase, exchange or otherwise, (i) any shares of


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                                        3

Voting Stock (other than by means of a stock split or stock dividend of Voting Stock, or pursuant to any Employee Plan) or (ii) any other security convertible into, or any option, warrant or right to acquire, Voting Stock (other than by means of a dividend paid to holders of Voting Stock, or pursuant to any Employee
Plan) or (iii) all or any substantial part of the assets of the Company or any of its Affiliates;

         (b) solicit, or participate in any solicitation of, proxies with respect to any Voting Stock, or become a "participant" in a "solicitation" (as such terms are defined in Regulation 14A of the Exchange Act) in opposition to any matter that has been recommended by the directors of the Company or in favor of any matter that has not been approved by the directors of the Company, in each case approved by the Required Board Approval;

         (c) propose or otherwise solicit stockholders of the Company for the approval of one or more stockholder proposals, seek or solicit support for (whether publicly or privately) any written consent of stockholders of the Company, attempt to call a special meeting of stockholders, or nominate or attempt to nominate any Person for election as a director of the Company;

         (d) deposit any Voting Stock in a voting trust or similar agreement or subject any Voting Stock to any arrangement or agreement with respect to the voting of such Voting Stock;

         (e) take any action to form, join or in any way participate in any partnership, limited partnership, syndicate or other Group with respect to Voting Stock or otherwise act in concert with any Person for the purpose of circumventing the provisions or purposes of this Agreement;

         (f) make or in any way advance any request or proposal to amend, modify or waive any provision of this Agreement except in a nonpublic and confidential manner; or

         (g) announce an intention to do, or solicit, assist, prompt, induce or attempt to induce any Person to do, any of the actions restricted or prohibited under subparagraphs (a) through (f) above.

         SECTION 3. Additional Purchases. (a) Notwithstanding the restrictions contained in Section 2 hereof, during the term of this Agreement:

         (i) In the event of the "commencement" (as that term is defined in Rule 14d-2, as in effect on the date hereof, under the Exchange Act) of a bona fide tender offer by an independent Person or Group to acquire a majority or more of the total voting power of the Voting Stock then outstanding, which tender offer meets all of the


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    requirements set forth in this Section 3(a)(i) and which is opposed, or is not supported by the Required Board Approval within ten (10) Business Days after the date of commencement of the tender offer, the Stockholder and his Affiliates may, directly or indirectly, acquire, announce an intent to acquire, offer to acquire or enter into agreements or undertakings to acquire by purchase, exchange or otherwise, Voting Stock. In addition to meeting the requirements set forth in the preceding sentence, (A) such tender offer must contain no material conditions except (1) a requirement or requirements that a minimum number of shares of Voting Stock be tendered, and (2) a condition for receipt of necessary regulatory approvals, consents and exemptions and (B) in the reasonable judgment of the Stockholder and a nationally recognized investment banker jointly chosen by the Stockholder and the Company, the Person or Group making such tender offer has a reasonable probability of succeeding in such tender offer. The right of the Stockholder and his Affiliates to acquire shares of Voting Stock in response to any tender offer under this Section 3(a)(i) shall terminate upon the termination of such tender offer; provided, however, that the Stockholder and his Affiliates have the right to fulfill any commitments with respect to Voting Stock which they may have on the date such tender offer is terminated.

         (ii) In the event of (A) a tender offer by a Person or Group other than the Company or its subsidiaries to acquire a majority or more of the total voting power of the Voting Stock then outstanding which is supported by the Required Board Approval within ten (10) Business Days after the date of the commencement of the tender offer or (B) the announcement by the Company of the acceptance by the Required Board Approval of a proposal by any person or Group to acquire, by consolidation, merger or otherwise, a majority or more of the total voting power of the Voting Stock then outstanding or all or substantially all of the assets of the Company and its subsidiaries; then the Stockholder and/or his Affiliates may make, and purchase Voting Stock in, a tender offer pursuant to Section 14 of the Exchange Act and the regulations thereunder to acquire (in addition to Voting Stock then held by the Stockholder and/or his Affiliates) at least that percentage of the total voting power of the Voting Stock sought to be acquired in the offer or proposal referred to in clause (A) or (B) of this Section 3(a)(ii) (or at least that percentage of Voting Stock equal to the percentage of assets of the Company sought to be acquired in the offer or proposal referred to in clause (B) of this Section 3(a)(ii)) for any consideration it may select at a per share price or value which, in the determination of a nationally recognized investment banker selected jointly by the Stockholder and the Company, exceeds the per share price or value of the tender offer or proposal described in clause (A) or (B) of this Section 3(a)(ii). Any offer made by the Stockholder or any Affiliate under this Section 3(a)(ii) must include the agreement of the Stockholder or such Affiliate to take any additional action which has been agreed to by the Person or Group making the tender offer or proposal referred to in clause (A) or (B) of this Section 3(a)(ii); provided, however, that if it is not


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    possible for the Stockholder or his Affiliate to take such action, it may substitute an agreement which, in the determination of a nationally recognized investment banker selected jointly by the Stockholder and the Company, is of at least equal value with the agreement of such Person or Group.

         (iii) In the event that it is publicly disclosed that Voting Stock representing more than 30% of the total voting power of the shares of Voting Stock then outstanding have been acquired by any Person or Group (other than the Stockholder and his Affiliates or employee benefit plans of the Company), the Stockholder and his Affiliates may acquire, announce an intent to acquire, offer to acquire or enter into agreements or undertakings to acquire by purchase, exchange or otherwise, Voting Stock in an amount up to that, when added to the Voting Stock then owned by the Stockholder and his Affiliates, would equal the amount owned by such other Person or Group.

         (iv) The Stockholder and his Affiliates may purchase additional shares of Voting Stock provided that, as a result of such additional purchases the Stockholder and his Affiliates, in the aggregate, do not beneficially own more than 30% of the total voting power of the shares of Voting Stock then outstanding.

         (b) The Stockholder or his Affiliates, as the case may be, shall give notice to the Company on or prior to the third business day after such purchases or acquisitions of additional shares of Voting Stock pursuant to Section 3(a), indicating the number of shares of Voting Stock which the Stockholder and each of his Affiliates have acquired.

         (c) The Stockholder and his Affiliates shall not be obligated to dispose of any Voting Stock if the aggregate percentage ownership of the Stockholder and his Affiliates is increased as a result of a recapitalization of the Company or any other action taken by the Company.

         (d) Notwithstanding any other provisions of this Section 3, neither the Stockholder nor any of his Affiliates may purchase additional shares of Voting Stock if any of the Stockholder and his Affiliates are in default under, or have breached any material provision of, this Agreement.

         (e) All shares of Voting Stock acquired pursuant to this Section 3 or as a result of a recapitalization of the Company or any other action taken by the Company, shall be subject to all of the terms, covenants and conditions of this Agreement.

         SECTION 4. Sales and Other Dispositions. (a) The Stockholder covenants and agrees that during the term of this Agreement neither he nor any of his Affiliates shall sell, transfer, hypothecate, pledge or otherwise dispose of any shares of Voting Stock except:


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                                        6


         (i) to the Company;

         (ii) to a Person or Group not disapproved on a reasonable basis by the Required Board Approval within ten (10) Business Days after receipt of written notice to the Company from the Stockholder identifying the person or members of the Group, which immediately after the acquisition of such shares would not be the beneficial owner of more than 10% of the total voting power of shares of Voting Stock then outstanding and which acknowledges in a writing reasonably satisfactory to the Company that such Person or Group has received a copy of this Agreement and agrees to be bound by all of its provisions with respect to the Voting Stock as if such Person or Group were the Stockholder;

         (iii) in a bona fide underwritten registered public offering or in the market in accordance with the timing and volume provisions of paragraph (e) of Rule 144 (whether or not applicable) and of paragraphs (f) and (g) of Rule 144, as in effect on the date hereof, under the Securities Act;

         (iv) in privately negotiated sales or distributions to any Person or Group in amounts which would result in such Person or Group beneficially owning not more than 5% of the total voting power of shares of Voting Stock then outstanding;

         (v) in privately negotiated sales or distributions to any Person or Group in amounts not to exceed 5% of the total voting power of shares of Voting Stock then outstanding which would result in such Person or Group beneficially owning in the aggregate less than 10% of the total voting power of shares of Voting Stock then outstanding;

         (vi) in privately negotiated sales or distributions to any Financial Institution in amounts not to exceed 5% of the total voting power of shares of Voting Stock then outstanding which would result in such Financial Institution beneficially owning in the aggregate less than 15% of the total voting power of shares of Voting Stock then outstanding. "Financial Institution" is defined herein to include (A) any bank as defined in section 3(a)(2) of the Securities Act that is not affiliated to the Stockholder; or
    (B) any investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of that Act;

         (vii) in privately negotiated sales or distributions during a single twelve-month period to any Financial Institution in amounts not to exceed 2% of the total voting power of shares of Voting Stock then outstanding;


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         (viii) pursuant to a bona fide pledge of, or granting of a security interest, in the Voting Stock owned by the Stockholder and his Affiliates to an institutional lender for money borrowed or pursuant to the foreclosure of any such pledge or security interest; provided, however, that either (A) such pledge relates to no more than an aggregate of 25,000 shares of Voting Stock, or (B) such lender (a "Lender") prior thereto acknowledges in a writing reasonably satisfactory to the Company that it has received a copy of this Agreement and agrees to be bound by all of the provisions of Annex A with respect to the Voting Stock;

         (ix) pursuant to a tender in response to a tender offer described in
    Section 3(a)(ii) of this Agreement;

         (x) to an Affiliate of the Stockholder, if such Affiliate acknowledges in a writing reasonably satisfactory to the Company that it has received a copy of this Agreement and agrees to be bound by all its provisions with respect to the Voting Stock as if it were the Stockholder; or

         (xi) pursuant to a merger or consolidation in which the Company is acquired, or a plan of liquidation of the Company.

         (b) Any purported sale or transfer of Voting Stock not in compliance with Section 4 of this Agreement during the term hereof shall be void and of no force or effect and the Company shall not be required to transfer any Voting Stock to the new purported owner or recognize it as a stockholder for any purpose. Notwithstanding anything to the contrary contained in this Agreement, bona fide pledges of shares of Voting Stock outstanding as of the date hereof shall not be subject to the rights and obligations contained in Section 4.

         (c) Notwithstanding any other provision in this Agreement, the Stockholder shall be permitted to purchase puts, sell calls and enter into other derivative transactions with respect to the Voting Stock, provided that (i) any such transaction is entered into solely for the purpose of reducing risk with respect to the market price of the Voting Stock and (ii) any other party or parties to any such transaction agrees to be bound by the terms of this Agreement unless any such put, call or other derivative transaction is transacted on an national securities exchange or over-the-counter market and the other party to such transaction is unknown to the Stockholder.

         (d) In the event that the Stockholder shall receive from any Person an offer, proposal or other indication of interest (i) to purchase 5% or more of Voting Stock, (ii) to enter into any merger, consolidation or other business combination with the Company, (iii) to enter into a transaction or series of transactions to purchase, lease or otherwise acquire a substantial portion of the assets of the Company or (iv) to enter into any other extraordinary

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business transaction involving or otherwise relating to the Company (for the purposes of this paragraph (d), a "Proposed Offer"), the Stockholder shall promptly notify the Board of his receipt of such Proposed Offer and provide to the Board such details with respect to such Proposed Offer as any director shall request, including, without limitation, (A) the identity of the Person making the Proposed Offer and (B) a description of the terms of the Proposed Offer.

         SECTION 5. Voting Agreement; Management Succession. (a) The Stockholder shall take such action as may be required so that all Voting Stock owned by the Stockholder and each of his Affiliates are (i) voted for the Company's nominees for election as directors of the Company and (ii) voted in support of the Management Succession Plan (as defined below). The Stockholder and his Affiliates agree that all Voting Stock held by them shall be present, in person or by proxy, at all meetings of stockholders of the Company so that all such Voting Stock may be counted for the purpose of determining the presence of a quorum at such meetings.

         (b) The Stockholder hereby agrees to resign as Chairman and CEO of the Company by the second anniversary of the Effective Time (as defined in the Merger Agreement), and further agrees to support the appointment of John Dane III to succeed him in such positions at the time of his resignation (the "Management Succession Plan").

         SECTION 6. Registration Rights. The Stockholder shall be entitled to the registration rights set forth in Annex B hereto, which is incorporated herein by reference.

         SECTION 7. Representations; Covenants. (a) The Company represents and warrants that it has the requisite corporate power to enter into this Agreement, that it has duly authorized, executed and delivered this Agreement and that the Agreement constitutes the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

         (b)  The Stockholder represents and warrants that:

              (i) he has the requisite power to enter into this Agreement, that he has duly executed this Agreement and that this Agreement constitutes the valid and binding obligation of the Stockholder, enforceable against the Stockholder and his Affiliates in accordance with its terms;

              (ii) as of the date hereof, the Stockholder and his Affiliates own, beneficially, in the aggregate 9,919,977 shares of Common Stock, and no other Voting Stock or other securities issued by the Company;


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              (iii) all of such shares of Common Stock so owned as set forth in clause (ii) above are owned by the Stockholder free and clear of any pledge, lien, security interest, mortgage, charge, claim, proxy, voting restriction or other encumbrance of any kind, other than pursuant to this Agreement, the Voting and Proxy Agreement referred to in the recitals to the Merger Agreement, the Agreement dated August 19, 1998 between the Stockholder and A.G. Edwards & Sons, Inc. with respect to not more than 1,309,500 shares of Common Stock, and the Credit Agreement and the two Pledge Agreements each dated July 15, 1998 between the Stockholder and Nations Bank (the "Nations Bank Agreements") with respect to not more than 5,229,500 shares of Common Stock and except that the Stockholder does not own 650,000 shares of Voting Stock listed on Exhibit A but only the voting rights with respect to such shares pursuant to a Voting Trust Agreement, dated as of January 25, 1999 by and between the Stockholder and Phyllis D. Holloway;

              (iv) except for the Stockholder and his Affiliates, no other Person, corporation, entity or association is, or may be deemed to be, a member of a Group which includes the Stockholder or any of his Affiliates with respect to the Voting Stock; and

              (v) the Stockholder has been informed by the Company that the Company is under no obligation to register the sale, transfer or other disposition of the Common Stock except pursuant to Section 6 of this Agreement or to take any other action necessary in order to make an exemption from registration under the Securities Act available.

         (c) The Stockholder agrees that (i) he will not permit any Voting Stock to be owned by any Affiliates of the Stockholder unless either (A) the Stockholder owns at least a majority of the outstanding securities of such Affiliate which are ordinarily entitled to vote for the election of directors or others performing similar functions with respect to such Affiliate or (B) with respect to an Affiliate that is a trust or partnership, the Stockholder otherwise controls, or has the authority to control, such Affiliate in the Stockholder's capacity as a trustee or general partner, as the case may be, of such Affiliate, (ii) that he will not sell or otherwise dispose of any voting securities of any Affiliate of the Stockholder which owns Voting Stock so as to reduce its actual or potential (assuming the conversion of any such convertible securities) ownership of the outstanding voting securities of such Affiliate to below 50.1%, unless either (A) prior thereto the shares of Voting Stock held by such entity are transferred to the Stockholder or one or more of its Affiliates in which the Stockholder owns at least a majority of the outstanding securities which are ordinarily entitled to vote for the election of directors or other performing similar functions with respect to such Affiliate or (B) with respect to an Affiliate that is a trust or partnership, such transfer will not result in the loss

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of control, or the loss of the authority to control, such Affiliate in the
Stockholder's capacity as a trustee or general partner, as the case may be, of such Affiliate and (iii) that he will use his reasonable best efforts to maintain all voting and dispositive rights on the Voting Stock pledged pursuant to the Nations Bank Agreements.

         SECTION 8. Term of Agreement; Amendments. (a) This Agreement shall be in full force and effect for a term of five (5) years following the Effective Time (as defined in the Merger Agreement), which five (5) year period shall constitute the term of this Agreement. This Agreement shall be binding on the parties hereto from the date hereof.

         (b) Neither this Agreement nor any provision hereof may be amended or waived orally or in writing, except by a writing signed by the parties hereto and approved by two-thirds of the Board; provided that, any such amendment or waiver prior to the Effective Time shall also require the written consent of Halter Marine to be effective.

         SECTION 9. Termination. This agreement shall terminate in the event that:

         (i) the Merger Agreement shall be terminated prior to the Effective Time; or

         (ii) (A) the aggregate amount of Voting Stock beneficially owned by Stockholder shall be less than 15% of the total voting power of shares of Voting Stock then outstanding, (B) the Stockholder shall not have been an officer or director of the Company during the previous six months; and (C) the Columbus Rights Agreement shall be in full force and effect.

         SECTION 10. Specific Enforcement. The Stockholder acknowledges and agrees that the Company and its stockholders would be irreparably injured in the event that any provision of this Agreement is breached or not performed by the Stockholder and his Affiliates in accordance with its specific terms. Accordingly, it is agreed that each party shall be entitled to temporary and permanent injunctive relief with respect to each and any breach or purported repudiation of this Agreement by the other and to specifically enforce strict adherence to this Agreement and the terms and provisions hereof against the other in any action instituted in a court of competent jurisdiction, in addition to any other remedy which such aggrieved party may be entitled to obtain. Moreover, in the event of the breach of any of the provisions of this Agreement, timeliness in obtaining relief is of the essence.



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                                       11

         SECTION 11. Miscellaneous.

         (a) Notices. All notices and other communications provided for herein shall be in writing and shall be delivered by hand, by facsimile, telecopied or sent by certified or registered mail, return receipt requested, postage prepaid, addressed in the manner set forth below (or in such other manner for a party as shall be specified in a notice given in accordance with this Section 11(a)):

             (i)      if to the Company, to:

                      Friede Goldman International Inc.
                      525 E. Capitol Street, Suite 405
                      Jackson, Mississippi 39201
                      Telecopier No.: (601) 352-1107
                      Attention: General Counsel

             (ii)     if to the Stockholder, to:

                      J.L. Holloway
                      525 E. Capitol Street, Suite 405
                      Jackson, Mississippi  39201
                      Telecopier No.:  (601) 352-1107

All such notices shall be conclusively deemed to be received and shall be effective, if sent by facsimile, hand delivery or telecopied, upon receipt, or if sent by registered or certified mail, on the fifth day after the day on which such notice is mailed.

         (b) Expenses. Except as otherwise provided herein, all costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such costs and expenses.

         (c) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties. This Agreement may not be assigned by the Stockholder without the prior written consent of the directors of the Company, approved by the Required Board Approval.

         (d) Third Party Beneficiaries. Nothing expressed or implied in this Agreement is intended or shall be construed to give any Person, other than the parties hereto and their respective successors and assigns, any legal or equitable right, remedy or claim under or in respect of this Agreement; provided that, during the period from the date hereof until the


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                                       12

earlier of the Effective Time or the termination of the Merger Agreement in accordance with its terms, Halter Marine shall be an intended beneficiary of this Agreement.

         (e) Entire Agreement. This Agreement is intended by the parties to be a final expression of their agreement and a complete and exclusive statement of their agreement and understanding in respect of the subject matter contained herein. This Agreement supercedes all prior agreements and understandings between the parties with respect to such subject matter.

         (f) Severability. In the event that any provision contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected, it being intended that all of the rights and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

         (g) Waiver; Remedies. No delay on the part of any party hereto in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party hereto of any right, power or privilege hereunder operate as a waiver of any other right, power or privilege hereunder, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder.

         (h) Attorneys' Fees. In any action at law or in equity brought to enforce or interpret any provision of this Agreement, the prevailing party shall be entitled to recover reasonable attorneys' fees, costs and disbursements, in addition to any other relief to which such party may be entitled.

         (i) Waiver of Jury Trial. The Company and the Stockholder hereby irrevocably waives all right to trial by jury in any action or proceeding (whether based on contract, tort or otherwise) arising out of or relating to this Agreement.

         (j) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware applicable to agreements made and to be performed entirely within that State.

         (k) Service of Process; Consent to Jurisdiction. Each party hereto irrevocably (i) appoints The Corporation Trust Company as its lawful agent and attorney to accept and acknowledge service of process against such party, and upon whom process may be served in any action, suit or proceeding arising out of, or in connection with, this Agreement or the transactions contemplated hereby with the same effect as if such parties were a resident


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                                       13

of the State of Delaware and had been lawfully served with such process in such jurisdiction, and (ii) consents to the service of any process, pleading, notices or other papers by the mailing of copies thereof by registered, certified or first class mail postage prepaid or by reputable courier service, to such party at such party's address set forth herein, or by any other method provided or permitted under Delaware law, with the same effect as if such parties were a resident of the State of Delaware and had been lawfully served with such process in such jurisdiction.

         To the fullest extent permitted by applicable law, (x) each party hereto agrees that any claim, action or proceeding by such party seeking any relief whatsoever arising out of, or in connection with, this Agreement or the transactions contemplated hereby shall be brought only in the United States District Court in the State of Delaware and in any Delaware State court and not in any other State or Federal court in the United States of America or any court in any other country, (y) to submit to the exclusive jurisdiction of such courts located in the State of Delaware for purposes of all legal proceedings arising out of, or in connection with, this Agreement or the transactions contemplated hereby, and (z) irrevocably waives any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.

         (l) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

         (m) Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         (n) Action as Director. Notwithstanding the restrictions contained in this Agreement, actions taken by the Stockholder as a member of the Board pursuant to his responsibilities in such capacity shall not be deemed to violate this Agreement.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement in their individual capacity or caused it to be duly executed by their respective authorized signatories thereunto duly authorized as of the date first above written.


                                   FRIEDE GOLDMAN INTERNATIONAL
                                   INC.


                                   By  /s/ James A. Lowe III
                                      ------------------------------------
                                      Name:  James A. Lowe III
                                      Title: Secretary and General Counsel


                                             /s/ J.L. Holloway
                                    --------------------------------------
                                                J.L. HOLLOWAY

                                                                         Annex A

                   Agreement of Lender Regarding Voting Stock
                     Subject to Pledge or Security Interest


         SECTION 1. Definitions. (a) As used herein, the following terms shall have the following meanings:

         "Price" per share of Common Stock or Voting Stock shall mean the last reported sale price for such shares on the New York Stock Exchange; or if such shares are not then listed on such exchange, then the last reported sale price on the largest exchange (based on the aggregate dollar value of securities listed) on which such shares are listed; or, if such shares are not listed or traded on any exchange, then the average of the last reported sale prices for such shares on the NASDAQ National Market, or (if not authorized for quotation on the NASDAQ National Market) in the over-the-counter market, as reported on the National Association of Securities Dealers Automated Quotation System; or, if such sale price is not reported thereon, the average of the closing bid and asked prices so reported; or if such prices shall not be reported thereon, the value set by good faith negotiations between the Lender and the Company, provided that, if the Lender and the Company are unable to agree upon such value, the value shall be set by a nationally recognized investment banker jointly chosen by the Lender and the Company.

         "Stockholder's Agreement" shall mean the Stockholder's Agreement, dated as of June 1, 1999 between J.L. Holloway and Friede Goldman International Inc.

         SECTION 2. Sales and Dispositions. The Lender covenants and agrees that, in the event of the ownership by the Lender of any shares of Voting Stock pursuant to the foreclosure of any pledge or security interest relating to shares of Voting Stock subject to the Stockholder's Agreement, the Lender shall not take any action that would violate Section 4 of the Stockholder's Agreement as if the Lender were the Stockholder.

         SECTION 3. Right of First Offer. (a) The Lender covenants and agrees that in the event that the Lender or any of its Affiliates proposes to sell any Voting Stock pursuant to any transaction, sale or other disposition permitted under paragraphs (ii), (iii), (iv), (v) or (vi) of Section 4(a) of the Stockholder's Agreement, then the Lender, its Affiliates, or each of them, as the case may, shall first deliver to the Company (i) a written offer to sell to the Company or its assignee the Voting Stock proposed to be sold, along with a statement of intention to transfer; (ii) the name and address of the prospective transferees, if known by the Lender; (iii) the amount and type of Voting Stock involved in the proposed transfer; and (iv) the price and other terms of the proposed transfer. The right to purchase Voting Stock pursuant to such offer to the Company shall be fully assignable in whole or in part by the Company to one or more other Persons in its sole discretion.

         (b) As soon as reasonably practicable but not later than five (5) Business Days after the Company's receipt of such offer, the Company or the Person or Persons to whom the offer is assigned may elect, by written notice to the offeror, to purchase all or arrange for an assignee to purchase all, but not less than all, the Voting Stock involved in the proposed transfer. In the event that the proposed transfer is pursuant to Section 4(a)(ii) or 4(a)(iv) of the Stockholder's Agreement, the Company or its assignees shall be entitled to purchase such Voting Stock for the same price and on the same terms (including any installment or extended payment terms) and conditions as the proposed transfer; provided, however, that if the price and payment terms proposed for such proposed transfer provide for consideration other than cash, the Company or its assignees may, at their option, substitute cash equal to the value of such non-cash consideration (which value shall be determined by a nationally recognized investment banking firm jointly chosen by the Lender and the Company). The date on which the Company must exercise its right of first offer shall be within five (5) Business Days from the date specified above.

         (c) In the event that the proposed transfer is pursuant to Section 4(a)(iii) of the Stockholder's Agreement, the cash price to be paid by the Company or its assignees shall be the average Price per share of Common Stock (or other Voting Stock) for the five (5) consecutive trading days immediately preceding the Company's receipt of such offer.

         (d) If the Company or its assignees elect to purchase such Voting Stock, such purchase shall be consummated at a closing to be held at a time and place mutually agreeable to the offeror and the Company or its assignees not later than twenty (20) days after acceptance of the offer (or if any regulatory, stockholder or other approval of such purchase is required, within twenty (20) days after receipt of such approval).

         (e) If the Company does not exercise its right of first offer hereunder within the time period specified for such exercise, the party giving the written offer to the Company shall be free during the period of ninety (90) days following the expiration of such time period to sell the Voting Stock specified in such offer to the prospective transferees and/or in the manner identified therein at the price specified therein (or at any price in excess thereof) and on the terms set forth in such written offer.

         (f) Any purported sale or transfer of Voting Stock not in compliance with this Section 3 shall be void and of no force or effect and the Company shall not be required to transfer any Voting Stock to the new purported owner or recognize it as a stockholder for any purpose.

                                                                         Annex B


                               Registration Rights

         (a) In the event that the Stockholder shall desire to sell any of the shares of Voting Stock during the term of this Agreement, and such sale requires, in the opinion of counsel to the Stockholder (which opinion shall be, in the reasonable judgment of the Company and its counsel, satisfactory in form and substance to the Company and its counsel), registration of such shares under the Securities Act, the Company shall cooperate with the Stockholder and any underwriters in registering such shares for resale, including, without limitation, promptly filing a registration statement which complies with the requirements of applicable federal and state securities laws and entering into an underwriting agreement with such underwriters upon such terms and conditions as are customarily contained in underwriting agreements with respect to secondary distributions; provided, however, that the Company shall not be required to have declared effective more than three registration statements hereunder and shall be entitled to delay the filing or effectiveness of any registration statement for up to 120 days if the offering would, in the judgment of the Board, require premature disclosure of any material corporate development or otherwise interfere with or adversely affect any pending or proposed offering of securities of the Company or any other material transaction involving the Company. The Stockholder agrees to use all reasonable efforts to cause, and to cause any underwriters of any Sale to cause, any Sale pursuant to such registration statement to be effected on a widely distributed basis so that upon consummation thereof no purchaser or transferee shall acquire beneficially more than 2% of the then outstanding voting power of the Company.

         (b) If the Company proposes to register any shares of Voting Stock under the Securities Act in connection with an underwritten public offering of such shares, the Company will promptly give written notice to the Stockholder of its intention to do so and, upon the written request of the Stockholder given within 30 days after receipt of any such notice (which request shall specify the number of shares of Voting Stock intended to be included in such underwritten public offering by the Stockholder), the Company will cause all such shares for which the Stockholder requests participation in such registration, to be so registered and included in such underwritten public offering; provided, however, that the Company may elect not to cause any such shares to be so registered (i) if the underwriters in good faith object for valid business reasons or (ii) in the case of a registration solely to implement an employee benefit plan or a registration statement filed on Form S-4 of the Securities Act (or any successor form thereto).

         (c) If the Stockholder's shares are registered pursuant to the provisions of this Annex B, the Company agrees (i) to furnish copies of the registration statement and prospectus relating to the shares covered thereby in such numbers as the Stockholder may from time to time reasonably request and (ii) if any event shall occur as a result of which it becomes necessary to amend or supplement any registration statement or prospectus, to prepare and file under the applicable securities laws such amendments and supplements as may be necessary to keep available for at least 90 days a prospectus covering the shares meeting the requirements of such securities laws, and to furnish the Stockholder such numbers of copies of the registration statement and prospectus as amended or supplemented as may reasonably be requested. The Company shall bear the cost of the registration, including, but not limited to, all registration and filing fees, printing expenses, and fees and disbursements of counsel and accountants for the Company, except that the Stockholder shall pay the fees and disbursements of his counsel and the underwriting fees and selling commissions applicable to the shares sold by the Stockholder. The Company shall indemnify and hold harmless the Stockholder and his Affiliates from and against any and all losses, claims, damages, liabilities and expenses (including, without limitation, reasonable attorney's fees) arising out of or based upon any statements contained in, omissions or alleged omissions from, each registration statement filed pursuant to this Annex B; provided, however, that this provision shall not apply to any loss, liability, claim, damage or expense to the extent it arises out of any untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by the Stockholder and his Affiliates and other representatives expressly for use in any registration statement (or any amendment thereto) or any preliminary prospectus filed pursuant to this Annex B. The Company shall also indemnify and hold harmless each underwriter and each person who controls any underwriter within the meaning of either the Securities Act or the Exchange Act against any and all losses, claims, damages, liabilities and expenses (including, without limitation, reasonable attorney's fees) arising out of or based upon any statements contained in, omissions or alleged omissions from, each registration statement filed pursuant to this Annex B; provided, however, that this provision shall not apply to any loss, liability, claim, damage or expense to the extent it arises out of any untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by the underwriters expressly for use in any registration statement (or any amendment thereto) or any preliminary prospectus filed pursuant to this Annex B.